Thornburg New York Intermediate Municipal Fund

Fund facts. . . as of 6/30/99

Thornburg  New York Intermediate    Municipal Fund A Shares
SEC Yield                                   3.85%
Taxable Equiv. Yield                        7.19%
NAV                                         $12.36
Max. Offering Price                         $12.61

Total returns. . . as of 6/30/99 (Annual Average - After Subtracting Maximum Sales Charge)

One Year                             0.16%
Since Inception                      3.29%
Inception Date                      (9/4/97)

Taxable equivalent yield assumes a 39.6% marginal federal tax rate, a 6.85% New York State tax rate, and a 4.46% New York City tax rate. The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost. Maximum sales charge of the Fund's Class A Shares is 2.00%. The data quoted represent past performance and may not be construed as a guarantee of future results.

Dear Shareholder,
What a difference six months makes! Last autumn the world's leading economists and investment strategist predicted that the Russian financial crisis, coming on the heels of the Asian financial crisis, would send the world economy into a tailspin. Yields on 30-year U.S. government bonds dropped below 4.75% for the first time in 4 decades. Bond buyers at that time no doubt expected an economic slowdown that would be severe and long lasting. The gloomy experts were wrong. The U.S. economy delivered its strongest economic growth in a generation during the October 1 to April 1 period. Asian economies are gathering momentum, as are many other developing economies around the world. As we write this letter, the experts are trying to decide if better economic growth worldwide will pave the way for more inflation and higher interest rates. As they examine their crystal balls, interest rates are rising. The municipal bond market is reacting to the changing scene with higher yields and increasing participation by individual investors. Whatever happens, we believe your laddered maturity New York municipal bond portfolio is well structured to adapt to changing circumstances and benefit from higher yields, if they should become available. On June 30, 1998 the net asset value per share of Thornburg New York Intermediate Municipal Fund was $12.71. The price increased to $12.78 on December 31, before settling at $12.36 on June 30, 1999, the conclusion of your fund's 1999 fiscal year. If you were with us for the entire year, you received dividends of 63.6 cents per share. If you reinvested your dividends, you received 64.8 cents per share. Your Thornburg New York Intermediate Municipal Fund portfolio currently holds 47 municipal bonds from municipal obligors in New York. Approximately 80% of the bonds are rated A or better by one of the major rating agencies. As you know, we "ladder" the maturities of the bonds in your portfolio so that some bonds are scheduled to mature at par during each of the coming years. Today, your fund's weighted average maturity is approximately 8.3 years, and we always keep it below 10 years. Percentages of the portfolio maturing in the coming years are summarized below:


         2 years = 6%         year 2 = 6%
    2 to 4 years = 12%        year 4 = 18%
    4 to 6 years = 20%        year 6 = 38%
    6 to 8 years = 15%        year 8 = 53%
   8 to 10 years = 12%        year 10 = 65%
  10 to 12 years = 7%         year 12 = 72%
  12 to 14 years = 18%        year 14 = 90%
  14 to 16 years = 6%         year 16 = 96%
  16 to 18 years = 4%         year 18 = 100%

Over the last three months your average portfolio maturity has increased slightly. The passage of time always shortens the maturities of the bonds we own. We directed portfolio cash flow and new money into the middle and rear of your bond ladder, taking advantage of the good selection of new municipal bonds coming to market recently. Today, we are managing the portfolio to keep the average maturity approximately where it is. We will stick with this approach if interest rates remain stable or decrease. If bond yields increase, we will extend the average portfolio maturity. You can see from the chart on the previous page that 53% of our portfolio will mature in the next 8 years! We would like to increase our dividend yields if higher yields are available. Any observer must be impressed by the fundamental strength of the broad U.S. economy. More people than ever before are working. Wages are firm. But government spending is accelerating. Most New York cities continue to increase their financial reserves for the fifth consecutive year. The state has been going through a difficult budget battle, but tax receipts are strong. If the current strength of the U.S. economy persists, we expect long maturity interest rates to increase slightly in the coming months. The supply of New York municipal bonds will increase. No politician gets elected as a budget cutter these days. Two recent surveys of American voters indicate that tax cuts are NOT favored by a majority of voters. The public prefers to see additional spending on education, health and the environment. Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity bonds has allowed your fund to consistently perform well in varying interest rate environments. Thank you for investing in Thornburg New York Intermediate Municipal Fund. Sincerely,

Brian J. McMahon  George T. Strickland
Portfolio Manager Portfolio Manager


ASSETS

Investments at value (cost $21,618,014) .........................    $23,072,778
Cash ............................................................      1,259,420
Interest receivable .............................................        370,664
Receivable for fund shares sold .................................          1,000
Prepaid expenses and other assets ...............................            153
                           Total Assets .........................     24,704,015

LIABILITIES

Payable for fund shares redeemed ................................          3,250
Accounts payable and accrued expenses ...........................         22,363
Payable to investment advisor (Note 4) ..........................          5,094
Dividends payable ...............................................         40,286
                           Total Liabilities ....................         70,993

NET ASSETS ......................................................    $24,633,022

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share ($24,633,022
applicable to 1,992,245 shares of beneficial interest
outstanding - Note 5) ...........................................    $     12.36

Maximum sales charge, 2.00 % of offering
price (2.04% of net asset value per share) ......................           0.25
Maximum Offering Price Per Share ................................    $     12.61

See notes to financial statements ...............................


INVESTMENT INCOME:
Interest income (net of premium amortized
of $60,819) .....................................................   $ 1,452,325

EXPENSES:
Investment advisory fees (Note 4) ...............................       126,383
Administration fees (Note 4) ....................................        31,596
Service fees (Note 4) ...........................................        63,192
Transfer agent fees .............................................        26,224
Custodian fees ..................................................        31,665
Registration and filing fees ....................................         3,225
Professional fees ...............................................         2,034
Accounting fees .................................................         2,407
Trustee fees ....................................................           672
Other expenses ..................................................         6,295

                           Total Expenses .......................       293,693

Less:
         Fees waived by investment advisor (Note 4) .............      (104,116)

                           Net Expenses .........................       189,577

                           Net Investment Income ................     1,262,748

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (Note 6)
Net realized (loss) on investments sold .........................        (5,095)
(Decrease) in unrealized appreciation of investments ............      (636,305)

                           Net Realized and Unrealized
                           Gain (Loss) on Investments ...........      (641,400)

                           Net Increase in Net Assets Resulting
                           from Operations ......................   $   621,348

See notes to financial statements ...............................


                                                                             Year Ended
                                                                            June 30, 1999

                                                                                         For the Period
                                                                                        from Sept. 4, 1997 (a)
                                                                                         June 30, 1998

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ................................................   $  1,262,748    $  1,088,637
Net realized gain (loss) on investments sold .........................         (5,095)         38,983
Increase (Decrease) in unrealized appreciation of investments ........       (636,305)        404,926

                  Net Increase in Net Assets Resulting from Operations        621,348       1,532,546

DIVIDENDS TO SHAREHOLDERS:
From net investment income
         Class A Shares ..............................................     (1,262,748)     (1,088,637)

From realized gains
         Class A Shares ..............................................        (39,569)              0

FUND SHARE TRANSACTIONS (Note 5):
         Class A Shares ..............................................       (158,266)     25,028,348

                  Net Increase (Decrease) in Net Assets ..............       (839,235)     25,472,257

NET ASSETS:
         Beginning of year ...........................................     25,472,257               0

         End of year .................................................   $ 24,633,022    $ 25,472,257

See notes to financial statements.
(a) commencment of operations

Note 1 - Organization
Thornburg New York Intermediate Municipal Fund (the "Fund"), is a series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing seven series of shares of beneficial interest in addition to those of the Fund:
Thornburg Florida Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund and Thornburg Global Value Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Fund will also invest primarily in Municipal Obligations within the state of New York, with the objective of having interest dividends paid to its shareholders exempt from any individual income taxes. Additionally, the fund will seek to have dividends paid to its individual shareholders exempt form New York City income taxes.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining net asset value, the Trust utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Trust are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates value. Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the year ended June 30, 1999 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes. When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Trust makes a commitment to purchase a security for the Fund, on a when-issued basis, it will record the transaction and reflect the value in determining the Fund's net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Trust has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually. General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Merger of MacKenzie National Municipal Fund
On September 4, 1997, the Trust acquired all of the net assets of the MacKenzie New York Municipal Fund ("MacKenzie") pursuant to a plan of organization approved by MacKenzie's shareholders. The merger was accomplished by a tax free exchange of Class A shares of the Fund (valued at $29,612,415) for the net assets of MacKenzie which aggregated $29,612,415, including $1,686,143 of unrealized appreciation.

Note 4 - Investment Advisory Fee and Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Management Company, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the year ended June 30, 1999, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund. The Trust entered into an
Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets. For the year ended June 30, 1999 the Adviser voluntarily reimbursed certain operating expenses amounting to $104,116. The Trust has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the year ended June 30, 1999, the Distributor earned commissions aggregating $3,405 from the sale of Class A shares.


Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Trust may reimburse to the Adviser an amount not to exceed 1/4 of 1% per annum of the Fund's average net assets for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

Note  5 - Shares of Beneficial Interest
At June 30, 1999 there were an unlimited number of shares of beneficial interest authorized, and capital paid-in aggregated $23,183,939. Transactions in shares of beneficial interest were as follows:

                                              Year Ended June 30, 1999           Period from Sept. 4 1997 - June 30, 1998
                                               Shares                  Amount          Shares          Amount
Class A Shares

Shares sold ..........................        160,953               $  2,053,855          96,928    $  1,227,221
Shares issued to shareholders in
         reinvestment of distributions         61,983                    788,545          46,479         588,462
Shares issued in merger ..............              0                          0       2,368,993      29,612,415
Shares repurchased ...................       (235,579)                (3,000,666)       (507,512)     (6,399,750)

Net Increase (Decrease) ..............        (12,643)                 ($158,266)      2,004,888    $ 25,028,348

Note 6 - Securities Transactions
For the year ended June 30, 1999 the Fund had purchase and sale transactions (excluding short-term securities) of $2,236,283 and $4,253,301, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At June 30, 1999, net unrealized appreciation of investments was $1,454,764, resulting from $1,470,895 gross unrealized appreciation and $16,131 gross unrealized depreciation. Accumulated net realized loss from security transactions included in net assets at June 30, 1999 aggregated $5,681.

                                               Year Ended
                                             June 30, 1999

                                                              Period From Sept.
                                                                    4, 1997 (a)
                                                                 June 30, 1998

CLASS A SHARES:

Net asset value, beginning of year ...........   $  12.71     $     12.50

Income from investment operations:
         Net investment income ...............       0.64            0.52
         Net realized and unrealized
         gain (loss) on investments ..........      (0.33)           0.21

Total from investment operations .............       0.31            0.73
Less dividends from:
         Net investment income ...............      (0.64)          (0.52)
         Realized capital gains ..............      (0.02)           0.00

Change in net asset value ....................      (0.35)           0.21

Net asset value, end of year .................   $  12.36     $     12.71

TOTAL RETURN (b) .............................       2.38%          5.92%

RATIOS/SUPPLEMENTAL DATA Ratios to average net asset:
         Net investment income ...............       5.00%          4.99%(c)
         Expenses, after expense reductions ..       0.75%          0.78%(c)
         Expenses, before expense reductions .       1.16%          1.19%(c)

Portfolio turnover rate ......................       9.06%         42.26%

Net assets at end of year (000) ..............  $   24,633  $      25,472

(a) Commencement of operations ......................
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year. (c) Annualized.

CUSIPS:  Class A - 885-215-665
NASDAQ Symbols:  Class A - THNYX

Schedule of Investments
Thornburg New York Intermediate Municipa Fund
June 30, 1999
CUSIPS: Class A - 885-215-665
NASDAQ Symbols: Class A - THNYX
590,000        Amherst Industrial Development Authority Lease Revenue Bonds         NR/A        $578,353
               Series A, 5.25% due10/1/2007 (Pink Complex Project; LOC: Key Bank)
700,000        Bethlehem Central School District General Obligation, 7.10% due      Aaa/AAA     801,724
               11/1/2006(Insured: AMBAC)
215,000        Canastota Central School District General Obligation, 7.10% due      Baa2/NR     244,612
               6/15/2007
205,000        Canastota Central School District General Obligation, 7.10% due      Baa2/NR     235,104
               6/15/2008
250,000        Dutchess County Industrial Development Agency, 5.55% due 7/1/2014    NR/AA-      250,775
550,000        Guam Power Authority Revenue Series A, 6.625% due 10/1/2014          NR/BBB      610,880
880,000        Monroe County Industrial Development Agency Revenue, 6.45% due       Aa1/NR      945,358
               2/1/2014  (CivicFacility - Depaul Community Facility Project; LOC:
               Fleet Bank of New York)
500,000        MTA New York Service Contract Rev., 7.00% due 7/1/2004               Aaa/BBB+    536,525
               pre-refunded 7/01/01 @102
155,000        New York  Dormitory Authority, 5.05% due 2/1/2005                    NR/AAA      158,089
700,000        New York City, 3.35% due 8/1/2022put 07/1/99 (daily demand notes)    VMIG1/A1+   700,000
440,000        New York City General Obligation, 7.10% due 2/1/2009 pre-refunded    A3/A-       476,291
               2/01/02 @101.5
480,000        New York City General Obligation, 7.00% due 2/1/2019 pre-refunded    NR/A-       518,525
               7/01/02 @101.5
20,000         New York City General Obligation, 7.00% due 2/1/2019                 A3/A-       21,378
1,000,000      New York City General Obligation Series B, 7.20% due 8/15/2008       A3/A-       1,129,950
               pre-refunded8/15/04 @ 101
250,000        New York City General Obligation Series B-1, 7.30% due 8/15/2010     Aaa/A-      284,185
               pre-refunded8/15/04 @ 101
60,000         New York City Unrefunded Balance General Obligation, 7.10% due       A3/A-       64,476
               2/1/2009
505,000        New York Dormitory Authority, 6.00% due 7/1/2008 (Champlain Valley   NR/AAA      542,764
               PhysiciansProject;Insured: Connie Lee)
500,000        New York Dormitory Authority Revenue Series B, 6.25% due 5/15/2014   Aaa/AAA     548,245
               pre-refunded5/15/04 @ 102
200,000        New York Dormitory Authority Revenue, 7.85% due 2/1/2029 (Park       NR/AAA      204,490
               Ridge HousingInc. Project; Collateralized: GNMA)
500,000        New York Dormitory Authority Revenue, 7.35% due 8/1/2029 (Jewish     NR/AAA      560,185
               GeriatricProject; Insured: FHA)
425,000        New York Dormitory Authority Revenue Chapel Oaks, 5.20% due          Aa3/NR      420,516
               7/1/2011 (LOC:Allied Irish Bank)
155,000        New York Dormitory Authority Revenues, City University Series C,     Baa1/BBB+   158,785
               6.00% due7/1/2016 pre-refunded 7/01/00 @ 100
345,000        New York Dormitory Authority Revenues, City University Series C,     Baa1/BBB+   347,929
               6.00% due7/1/2016
400,000        New York Environmental Facilities Corp. PCR St. Water Revolving      Aa2/AA-     409,192
               Fund Series B,7.50% due 3/15/2011
600,000        New York Environmental Facilities Corp. PCR St. Water Revolving      Aa1/NR      671,322
               Fund Series E,6.875% due 6/15/2014 refunded 6/01/04 @ 101.5
400,000        New York Environmental Facilities Corp. PCR St. Water Revolving      Aa1/AA-     439,296
               Fund Series E,6.875% due 6/15/2014
1,000,000      New York General Obligation, 9.875% due 11/15/2005                   A2/A        1,277,810
750,000        New York Housing Finance Agency SVC Contract Obligation Rev.         Baa1/BBB+   813,750
               Series A, 6.375%due 9/15/2015
600,000        New York Medical Care Facilities Finance Agency Rev, Series B,       Aaa/AAA     626,754
               7.45% due2/15/2029 pre-refunded 2/15/00 @ 102 (St. Lukes Hospital
               Project; Insured: FHA)
1,000,000      New York Medical Care Facilities Finance Agency Rev. Secured         Baa/AAA     1,084,850
               Hospital Rev.Series 1991-A, 7.35% due 8/15/2011 pre-refunded
               8/15/01 @ 102
475,000        New York Medical Care Facilities Finance Agency Rev. Series A,       Aa1/AA      502,265
               6.00% due11/15/2003 (Sec Mtg Prog - Adult Day Care Project;
               Guaranteed: SONYMA)
500,000        New York Medical Care Facilities Finance Agency Rev. Series A,       Aaa/AAA     562,910
               6.85% due2/15/2017 pre-refunded 2/15/05 @ 102 (Brookdale Hospital
               Medical Center Project)
650,000        New York Medical Care Facilities Finance Agency Rev. Series A,       Aaa/AAA     698,009
               6.50% due11/1/2019Insured: FSA) pre-refunded 11/01/01 @ 102
               (Aurelia Osborn Fox MemorialHospital Project)
500,000        New York Medical Care Facilities Finance Agency Rev. Series A,       Aaa/AAA     561,685
               6.80% due2/15/2020 pre-refunded 2/15/05 @ 102 (New York Downtown
               Hospital Project)
1,000,000      New York Mortgage Agency Rev. Series 29-B, 6.45% due 4/1/2015        Aa2/NR      1,057,750
2,000,000      New York Urban Dev. Corp Correctional Facilities Rev., 0% due        Baa1/BBB+   1,297,960
               1/1/2008
400,000        Onondaga County Industrial Development Civic Facilities Revenue,     NR/A+       433,004
               7.90% due1/1/2017pre-refunded 1/1/03 @ 103 (LOC: Fleet Trust
               Company)
400,000        Puerto Rico Commonwealth Capital Appreciation, 0% due 7/1/2004       Baa1/A      317,980
300,000        Puerto Rico Industrial Tourist Educational Medical and               NR/BBB-     301,359
               Environmental ControlFacilities Series A, 5.70% due 8/1/2013
               (Polytechnic University Puerto RicoProject)
100,000        Southampton Village General Obligation Series B, 7.60% due           Aaa/AAA     112,295
               9/1/2003 (Insured:MBIA)
500,000        Triborough Bridge and Tunnel Authority Special Obligation Series     A1/A-       527,850
               B, 6.875% due1/1/2015
625,000        Valley Central School District Montgomery, 7.15% due 6/15/2007       Aaa/AAA     719,762
               (Insured: AMBAC)
165,000        Watkins Glen Central School District, 7.25% due 6/15/2004            Aaa/AAA     185,389
               (Insured: MBIA)
110,000        Waverly General Obligation, 9.05% due 6/15/2004 (Insured: MBIA)      Aaa/AAA     132,447
               (ETM)

               TOTAL INVESTMENTS (Cost $21,618,014)                                          $23,072,778

+               Credit ratings are unaudited.
               See notes to financial statements.




To the Board of Trustees and Shareholders
Thornburg New York Intermediate Municipal Fund
Santa Fe, New Mexico

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg New York Intermediate Municipal Fund as of June 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year ended June 30, 1999 and for the period from September 4, 1997 (commencement of operations) to June 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of Thornburg New York Intermediate Municipal Fund as of June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

New York, New York
July 27, 1999

INTERMEDIATE NEW YORK FUND
Index Comparison
Compares performance of Intermediate New York Fund, the Merrill Lynch Municipal Bond (7-12 year) Index and the Consumer Price Index, September 4, 1997 to June 30, 1999. On June 30, 1999, the weighted average securities ratings of the Index and the Fund were AA and AA-, respectively, and the weighted average portfolio maturities of the Index and the Fund were 9.5 years and 8.4 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance.

Class A
Average Annual Total Returns (at max. offering price) (periods ending 6/30/99) One year 0.16%
From Inception (9/04/97):  3.29%


ML Muni 7-12 yrs
 Fund A Shares
 CPI


We Are Ready for the Year 2000

I wish to inform you about our success with respect to being Year 2000 compliant in the computer systems used to manage your Thornburg Funds investment. Your shareholder records are kept on a large computer system belonging to our transfer agent, DST Systems. Accounting data pertaining to your investment portfolio reside on large systems belonging to State Street Bank and its affiliates. We have smaller computer networks at Thornburg Investment Management to help us organize and manage our investment activities. I will describe briefly the Year 2000 status of each area.

Shareholder records for Thornburg Funds are kept on computers that use a DST software system called "TA 2000." DST is one of the largest mutual fund record processors in the world, keeping shareholder records for many large mutual fund families. The TA 2000 system, as is name implies, was built with 4-digit year description fields in order to be Year 2000 compliant. To quote from DST's February 1999 newsletter, "Internal 2000 readiness testing of TA 2000 and TRA 2000 is complete. Several retests of critical TA 2000 (and TRAC 2000) functions were also completed successfully in 1998. With the completion of these internal tests, the TA 2000 (and TRAC 2000) systems are considered to be Y2K ready." There are no hedge words in the preceeding 3 sentences! I am not surprised. I first heard DST talk about taking concrete measures to deal with Y2K issues about 8 years ago. If you worry about electric power continuity, I can inform you that DST maintains its own diesel powered backup generating station adjacent to its computer facility.
Both are located in geologically stable limestone caves east of Kansas City.

Asset custody and fund accounting records of the Thornburg Funds are stored on Sate Street Bank computers. We use a variety of software systems to carry out all activities relating to running the funds. We are informed that this software infrastructure has been 100% tested and corrected to be Year 2000 compliant. You can monitor State Street Bank's disclosure yourself on the internet website, statestreet.com.

Thornburg Investment Management has a computer network to help us carry out our daily business of managing the assets in our mutual funds. Our information technology director, Stewart Kane, has made a great effort to be certain that our software platforms are Year 2000 compliant.

We look forward to the new year.